UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 21, 2026
SACHEM CAPITAL CORP.
(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)
Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
6.00% notes due 2026	SCCD	NYSE American LLC
6.00% notes due 2027	SCCE	NYSE American LLC
7.125% notes due 2027	SCCF	NYSE American LLC
8.00% notes due 2027	SCCG	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On January 21, 2026, Sachem Capital Corp. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to the Credit, Security and Guaranty Agreement, among the Company, as the guarantor, SN Holdings, LLC, a Connecticut limited liability company and wholly owned subsidiary of the Company, as the borrower, Needham Bank, a Massachusetts co-operative bank, as the administrative agent for the lenders party thereto with respect to the $50 million revolving credit facility (the “Needham Credit Facility”). Amendment No. 2 extends the maturity date of the Needham Credit Facility from March 2, 2026, absent the exercise of a conditional one year extension, to March 2, 2028 and provides for an additional conditional one year extension to March 2, 2029. All other terms of the Credit, Security and Guaranty Agreement remain unchanged.
The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of such document, including the exhibit thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 2 to the Credit and Security Agreement, dated as of January 21, 2026, among SN Holdings, LLC, as the borrower, Sachem Capital Corp., as the guarantor, the lenders party thereto and Needham Bank, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: January 22, 2026	By:	/s/ John L. Villano
John L. Villano, CPA
President and Chief Executive Officer
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